UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2021, Spirit Realty Capital, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 15, 2021, the record date for the Annual Meeting, there were 114,953,025 shares of common stock outstanding, holders of which were entitled to vote at the Annual Meeting. The Company solicited proxies for the Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.

The results of the matters voted upon at the Annual Meeting are as follows (note that voting results, where applicable, reflect fractional shares rounded to the nearest whole share):

Proposal 1: Election of Directors

The following director nominees were elected to serve as directors, each to hold office until the 2022 Annual Meeting of Shareholders or until his or her respective successor is duly elected and qualified, by the following voting results:

Directors	For	Against	Abstentions	Broker Non-Votes
Jackson Hsieh	100,489,156	343,701	68,095	5,204,813
Kevin M. Charlton	97,247,318	3,586,895	66,739	5,204,813
Todd A. Dunn	100,170,250	662,385	68,317	5,204,813
Elizabeth F. Frank	100,171,714	664,223	65,015	5,204,813
Michelle F. Frymire	100,490,995	344,756	65,201	5,204,813
Kristian M. Gathright	100,486,956	341,541	72,455	5,204,813
Richard I. Gilchrist	97,978,140	2,856,671	66,141	5,204,813
Diana M. Laing	99,877,919	958,144	64,889	5,204,813
Nicholas P. Shepherd	97,659,300	3,172,482	69,170	5,204,813
Thomas J. Sullivan	100,096,136	737,088	67,728	5,204,813

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2021

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2021 was ratified by the following voting results:

Proposal 2	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	105,495,292	548,981	61,492	---

Proposal 3: Non-Binding advisory vote to approve the compensation of the Company's named executive officers

The compensation of our named executive officers as disclosed in the proxy statement was approved in a non-binding advisory vote by the following voting results:

Proposal 3	Voted For	Voted Against	Abstentions	Broker Non-Votes
Approval on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers	84,509,343	16,247,277	144,332	5,204,813

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Jay Young
Jay Young Executive Vice President and General Counsel

Date: May 20, 2021